Oppenheimer Cash Reserves

Oppenheimer Institutional Money Market Fund

Oppenheimer Money Fund/VA

Oppenheimer Money Market Fund

Supplement dated November 20, 2015 to the Summary Prospectuses

This supplement amends the Summary Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s).

The Board of Trustees (the “Board”) of each Fund has approved certain changes to each Fund’s name and investment strategies, as discussed below. These changes will allow each Fund to operate as a “government money market fund,” in connection with the amendments adopted by the U.S. Securities and Exchange Commission (the “SEC”) to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended (the “Amendments”). Effective on or about the applicable projected effective date below, each Fund intends to operate as a government money market fund.

To qualify as a government money market fund, each Fund must invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). As a government money market fund, each Fund will be allowed to continue to use the amortized cost method and/or penny rounding pricing to value its portfolio securities and to transact at a constant net asset value. Additionally, as a government money market fund, each Fund will not be required to impose a liquidity fee of up to 2% on redemptions, and/or a “redemption gate” (i.e., a temporary suspension of redemptions for up to 10 business days in a 90-day period), if the Fund’s weekly liquid assets fall below 30% of its total assets, unless each Fund’s Board determines to reserve the ability to do.

Accordingly, at the Board meetings held in August 2015 (for Oppenheimer Cash Reserves and Oppenheimer Money Fund/VA) and September 2015 (for Oppenheimer Institutional Money Market Fund and Oppenheimer Money Market Fund), the Board of each Fund approved the adoption of a new non-fundamental investment policy requiring each Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. Each Fund also will change its name as follows:

Old Name	New Name	Projected Effective Date
Oppenheimer Cash Reserves	Oppenheimer Government Cash Reserves	September 28, 2016
Oppenheimer Institutional Money Market Fund	Oppenheimer Institutional Government Money Market Fund	September 28, 2016
Oppenheimer Money Fund/VA	Oppenheimer Government Money Fund/VA	April 29, 2016
Oppenheimer Money Market Fund	Oppenheimer Government Money Market Fund	September 28, 2016

In addition, the Board has determined not to reserve the ability to subject each Fund to a liquidity fee and/or a redemption gate on Fund redemptions. If the Board should determine to reserve the ability to impose a liquidity fee and/or a redemption gate at a future date, the Fund will provide appropriate prior notice to shareholders, as required under the Amendments.

These changes will take effect on or after the applicable projected effective date. Although each Fund will continue to comply with its current investment strategy, each Fund will attempt to gradually transition its portfolio holdings from its current investment strategy to its new investment strategy, in order to avoid the increased transaction costs that may result from selling portfolio securities at inopportune times. As the current investment strategy permits the intended investments of the new investment strategy, each Fund may be invested in accordance with its new investment strategy before the actual effective date of each Fund’s new investment strategy.

In addition, each Fund has a fundamental concentration policy that permits each Fund to invest without limit in the obligations of banks. Each Fund will retain this fundamental policy as is since the SEC has long taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate its investments. As government money market funds, each Fund will not rely on the policy to invest without limit in obligations issued by banks, and each Fund will retain this policy solely to avoid the expense of an unnecessary shareholder vote, which would be required to remove this fundamental policy.

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Effective immediately, the following paragraph is added to the section titled "Principal Risks" of each Fund’s Summary Prospectus:

Large Shareholder Transactions Risk.  Large transactions by shareholders can impact the Fund’s expense ratio, yield and potentially its net asset value.  A large redemption of Fund shares by a large shareholder may have a negative effect on the Fund’s net asset value and yield, as the Fund may be forced to sell a large portion of its portfolio holdings at an inopportune time.  A large redemption of Fund shares may also result in an increase in the Fund’s expense ratio, since a large redemption may result in the Fund’s current expenses being allocated over a smaller asset base.  In order to be able to meet reasonably foreseeable requests for redemptions of Fund shares, the Fund may be required to consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions.  This may require the Fund to maintain sufficiently liquid assets in lower-yielding securities that are easier to sell, which may have a negative impact on the Fund’s yield.  Similarly, a large purchase of Fund shares by a large shareholder may have a negative effect on the Fund’s yield, as the Fund may be unable to deploy a larger cash position into new investments as quickly as it could with a smaller cash position.  Large transactions may also increase transaction costs.

November 20, 2015	PX0000.072

OPPENHEIMER
Institutional Money Market Fund
Summary Prospectus	September 28, 2015
NYSE Ticker Symbols
Class E	IOEXX
Class L	IOLXX
Class P	IOPXX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/InstitutionalMoneyMarketFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated September 28, 2015, and through page 39 of its most recent Annual Report, dated May 31, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InstitutionalMoneyMarketFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks income consistent with stability of principal.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)	Class E	Class L	Class P
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.00%	0.06%	0.05%
Total Annual Operating Expenses	0.10%	0.16%	0.40%
Fee Waiver and/or Expense Reimbursement[2]	None	None	(0.21)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.10%	0.16%	0.19%

1.

Expenses have been restated to reflect current fees.

2.

The Fund's Distributor has contractually agreed to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund.  This fee waiver may not be amended or withdrawn for one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class E	$10	$32	$57	$128	$10	$32	$57	$128
Class L	$16	$52	$90	$205	$16	$52	$90	$205
Class P	$19	$107	$204	$486	$19	$107	$204	$486

Principal Investment Strategies. The Fund is a money market fund that invests in a variety of money market instruments to seek income consistent with stability of principal. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. Money market instruments include domestic and foreign bank obligations, repurchase agreements, floating and variable rate notes, asset-backed securities, guaranteed obligations, commercial paper, and other short-term corporate and governmental debt obligations.

To be considered "high-quality," a debt instrument must be rated in one of the two highest credit-quality categories for short-term securities by a nationally recognized statistical rating service or, if a security is unrated, it must be determined by OppenheimerFunds, Inc., the Fund's sub-adviser (the "Sub-Adviser"), under the supervision of the Fund's Board, to be of comparable quality to rated securities in one of those two categories. The securities purchased by the Fund are subject to the quality, maturity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and other rules of the Securities and Exchange Commission ("SEC").

Principal Risks.  All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors. However, the Fund's investments must meet the special rules under Federal law for money market funds. Those requirements include maintaining high credit quality, a short average maturity and diversification of the Fund's investments among issuers. Those provisions are designed to help minimize credit risks, to reduce the effects of changes in prevailing interest rates and to reduce the effect on the Fund's portfolio of a default by any one issuer. Since income on short-term securities tends to be lower than income on longer-term debt securities, the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.
     Even so, there are risks that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection could cause the Fund to underperform other funds that have a similar objective. If there is an unexpectedly high demand for the redemption of Fund shares, the Fund might need to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

Risks of Money Market Instruments. Money market instruments may be subject to interest rate risk, credit risk, extension risk, reinvestment risk, prepayment risk, and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders—which may be triggered by general market turmoil or an increase in interest rates—could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Bank Obligations Risk. Bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign

2

deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Asset-Backed Securities Risk. The Fund can buy asset-backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Risks of Repurchase Agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. If the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

Risks Relating to Investments By Other Oppenheimer Funds. Other Oppenheimer funds may invest all or a portion of their uninvested cash in shares of the Fund and may own a significant portion of the Fund's shares. These Oppenheimer funds may increase or reduce the amount of their investments in the Fund frequently, particularly under volatile market conditions, and in certain circumstances, such activity could require the Fund to purchase or sell portfolio securities, which may increase the Fund's transaction costs and/or reduce its performance.

Regulatory Risk. In July 2014, the SEC adopted reforms to money market fund regulation, which, when implemented, may affect the Fund's operations and/or return potential.

Yield Risk. During periods of extremely low short-term interest rates, the Fund may not be able to maintain a positive yield.

Who Is the Fund Designed For? The Fund is designed for institutional investors who want to earn income at money market rates while preserving the value of their investment and maintaining easy access to their investment through wire redemption privileges. The Fund will invest in a variety of money market instruments to seek income consistent with stability of principal and to try to maintain a stable share price of $1.00. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance for Class E Shares from calendar year to calendar year and by showing the Fund's average annual returns for the periods of time shown in the table. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/InstitutionalMoneyMarketFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 1.34% (3rd Qtr 07) and the lowest return for a calendar quarter was 0.02% (1st, 2nd, 3rd & 4th Qtrs 14). For the period from January 1, 2015 to June 30, 2015 the cumulative return before sales charges and taxes was 0.06%.

Average Annual Total Returns
for the periods ended December 31, 2014	1 Year	5 Years (or life of class, if less)	10 Years (or Life of class, if less)
Class E Shares (inception 10/3/06)	0.09%	0.16%	1.34%
Class L Shares (inception 10/3/06)	0.04%	0.10%	1.31%
Class P Shares (inception 5/21/07)	0.01%	0.07%	0.93%

The Fund's performance reflects reinvestment of all dividends and capital gains distributions.

The total returns are not the Fund's current yield. The Fund's yield more closely reflects the Fund's current earnings. To obtain the Fund's current 7-day yield information, please call the Transfer Agent toll-free at 1.800.645.2028.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Christopher Proctor, CFA, has been a portfolio manager and Vice President of the Fund since May 2010, and Adam Wilde, CFA, has been a portfolio manager and Vice President of the Fund since July 2013.

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Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000,000 and make additional investments at any time in any amount. No minimum investment requirement applies to Class E shares.

Class E shares are only sold to other Oppenheimer funds, the Manager and their affiliates. Class L shares are sold directly to institutional investors and may be sold through the Distributor. Class P shares may only be sold through a financial intermediary that has a sales agreement with the Distributor. Individual investors cannot buy shares of the Fund directly. Shareholders may purchase shares by calling 1.800.645.2028, or for certain transactions, by fax, on any day the New York Stock Exchange ("NYSE") is open for trading, except on those days when the Securities Industry Financial Market Association ("SIFMA") recommends a closure of the principal bond markets (referred in this prospectus as a "regular business day") and may redeem shares by mail, by fax or by telephone. The Fund may also close for business early on a day that SIFMA recommends an early close to trading in the principal bond markets under certain circumstances described in the Prospectus. All redemption proceeds will be sent by Federal Funds wire.

Taxes.  The Fund intends to declare dividends from its net investment income on each regular business day and to pay those dividends to shareholders monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax and may be subject to state or local taxes, whether taken in cash or reinvested. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. The Fund may realize capital gains on the sale of portfolio securities, however, in which case it may make distributions out of any net short-term or long-term capital gains annually.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Institutional Money Market Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InstitutionalMoneyMarketFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0647.001.0915